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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2003
                                                        -----------------


                          HOMETOWN AUTO RETAILERS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      000-24669                06-1501703
-------------------------------      ----------------       -------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (IRS EMPLOYER
        INCORPORATION)                    NUMBER)          IDENTIFICATION NO.)


                              774 STRAITS TURNPIKE
                               WATERTOWN, CT 06795
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (860) 945-6900
                                                           --------------

                                       N/A
 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits.

           Number                   Description
           ------                   -----------

            99.1                    Press Release dated November 13, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On November 13, 2003, Hometown issued a press release announcing its third quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 Hometown Auto Retailers, Inc.

                                 By: /s/ Charles F. Schwartz
                                     -------------------------------------------
                                     Name: Charles F. Schwartz
                                     Title: Chief Financial Officer

Dated:  November 13, 2003


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